Exhibit 10.23
Execution Version
Royal Wolf Intercreditor Deed
Parties
Australia and New Zealand Banking Group Limited
ACN 005 357 522
General Finance Corporation
GFN U.S. Australasia Holdings, Inc.
Bison Capital Australia, L.P.
Royal Wolf Trading Australia Pty Ltd
ACN 069 244 417
GFN Australasia Finance Pty Ltd
ACN 121 227 790
RWA Holdings Pty Ltd
ACN 106 913 964
GFN Australasia Holdings Pty Ltd
ACN 121 226 793
Royal Wolf Hi-Tech Pty Ltd
ACN 079 735 050
Contact
Geoff Sutherland
Special Counsel
1 Alfred Street, Circular Quay, Sydney NSW 2000
Telephone:       +61 (0)2 9330 8320
Email:               geoff.sutherland@deacons.com.au
Website:           www.deacons.com.au
Our ref:             2591385

Deed dated	September 13, 2007

Parties	Australia and New Zealand Banking Group Limited ACN 005 537 522
of Level 12, 20 Martin Place, Sydney NSW 2000, Australia
(Financier)

General Finance Corporation
of 260 S. Los Robles, Suite 217, Pasadena CA 91101, United States of America
(GFN)

GFN U.S. Australasia Holdings, Inc.
of 260 S. Los Robles, Suite 217, Pasadena CA 91101, United States of America
(GFN U.S.)

Bison Capital Australia, L.P.
of 10877 Wilshire Boulevard, Suite 1520, Los Angeles, CA 90024, United States of America
(Bison)

Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
of 57 Grosvenor Street, Neutral Bay NSW 2089, Australia
(RWTA)

GFN Australasia Finance Pty Ltd ACN 121 227 790
of C/- Robert Barnes Solicitors, Level 2, 222 Clarence Street, Sydney NSW 2000,
Australia
(GFNAF)

RWA Holdings Pty Ltd ACN 106 913 964
of Suite 201, Level 2, 22-28 Edgeworth David Avenue, Hornsby NSW 2077, Australia
(RWAH)

GFN Australasia Holdings Pty Ltd ACN 121 226 793
of Level 2, 222 Clarence Street, Sydney NSW 2000, Australia
(GFNAH)

Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050
of Level 2, 22-28 Edgeworth David Avenue, Hornsby NSW 2077, Australia
(RWHT)
Deed of Subordination       1

Introduction
A.	Under the Facilities the Financier may provide accommodation to RWTA.

B.	The obligations of RWTA to the Financier under the Facilities are, or have agreed to be guaranteed by GFNAF, RWAH, GFNAH and RWHT pursuant to the Guarantee and are secured by the Senior Securities.

C.	The Financier has agreed to provide accommodation under the Facilities to RWTA on the condition that Bison and the other parties enter into this deed.
It is agreed
1.	Definitions and interpretation

1.1	Definitions

In this Agreement:
(1)	Bison Debt means all money which GFNAF is or at any time becomes actually or contingently liable to pay to or for the account of Bison including under the Bison Note (and includes, without limitation, money payable in respect of interest, default interest, fees, penalties, costs, charges, expenses, damages (liquidated and unliquidated) or under any indemnity).

(2)	Bison Guarantee means the guarantee and indemnity granted in favour of Bison by RWAH, RWTA, GFNAH and RWHT.

(3)	Bison Note means the A$20million Secured Senior Subordinated Promissory Note issued or to be issued by GFNAF to Bison issued on or about the date of this deed in accordance with the Securities Purchase Agreement.

(4)	Bison’s Securities means:
(a)	Fixed and floating charge granted by GFNAH in favour of Bison over all its assets and undertaking;

(b)	Fixed and floating charge granted by GFNAF in favour of Bison over all its assets and undertaking;

(c)	Fixed and floating charge granted by RWAH in favour of Bison over all its assets and undertaking;
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(d)	Fixed and floating charge granted by RWTA in favour of Bison over all its assets and undertaking;

(e)	Fixed and floating charge granted by RWHT in favour of Bison over all its assets and undertaking;

(f)	Bison Guarantee;
(5)	Bison Subordination Period means the period from the date of this deed until the date that Bison is satisfied that:
(a)	the Bison Debt has been irrevocably paid in full; and

(b)	no amounts remain contingently payable or may become payable under the Bison Note, the Bison Guarantee or the Bison Securities (including under an indemnity); and

(c)	Bison has cancelled every commitment to provide financial accommodation to the RW Group.
(6)	Bison’s Transaction Documents means:
(a)	the Bison Note; and

(b)	the Bison’s Securities;
(7)	Encumbrance means any:
(a)	security for the payment of money or performance of obligations, including a mortgage, charge, lien, pledge, trust, power or title retention or flawed deposit arrangement; or

(b)	right, interest or arrangement which has the effect of giving another person a preference, priority or advantage over creditors including any right of set-off; or

(c)	right that a person (other than the owner) has to remove something from land (known as a profit à prendre), easement, public right of way, restrictive or positive covenant, lease, or licence to use or occupy; or

(d)	third party right or interest or any right arising as a consequence of the enforcement of a judgment, or any agreement to create any of them or allow them to exist.

(8)	Event of Default has the same defined meaning as in the document entitled “ANZ General Conditions — Fourth Edition 2003” as amended by the Letter of Offer.
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(9)	Facilities means the facilities provided or to be provided by the Financier to RWTA pursuant to the Letter of Offer.

(10)	Financial Indebtedness means an obligation (whether present, future, actual or contingent) to pay or deliver any money or commodity under or in respect of any financial accommodation including under, in respect of or in connection with:
(a)	any money borrowed or raised;

(b)	redeemable or repurchaseable share or stock provided, however, that any default or delay payments made by GFN to Bison or its affiliates in respect of the failure by GFN to register shares of GFN’s capital stock held by Bison or its affiliates pursuant to the Registration Rights Agreement dated as of even date herewith, by and between Bison and GFN shall not constitute “Financial Indebtedness”;

(c)	bill of exchange, promissory note or other financial instrument (whether transferable or not);

(d)	buy back or discounting arrangement in respect of any property;

(e)	lease, license or other arrangement in respect of property entered into predominantly for the raising of finance or to finance the purchase of that property;

(f)	interest or currency swap or hedge arrangement, financial option, futures contract or other analogous transaction; or

(g)	any arrangement or transaction which is analogous to or has the same commercial outcome as any of the above.
(11)	Financier’s Transaction Documents means:
(a)	the Letter of Offer; and

(b)	the Senior Securities
(12)	Guarantee means document entitled ‘Corporate Guarantee and Indemnity’ in favour of the Financier granted or to be granted by RWAH, GFNAF, GFNAH and RWHT as sureties on account of RWTA dated on or about the date of this deed.

(13)	GFN Debt means all obligations for which GFNAH or any of its direct or indirect subsidiaries is or at any time becomes actually or contingently liable to GFN or any of its direct or indirect subsidiaries (and includes, without limitation, money payable in
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respect of interest, fees, costs, charges, expenses, damages (liquidated and unliquidated) or under any indemnity).
(14)	GFN Group means GFN and GFN U.S.

(15)	Letter of Offer means the letter of offer from the Financier to RW Group dated on or about 15 September 2007.

(16)	Permitted Management Fees means fees for the provision of management services provided by the GFN Group to RW Group for which the Financier has granted prior consent in writing;

(17)	RW Group means RWTA, RWAH, RWHT, GFNAF and GFNAH

(18)	Secured Party or Secured Parties means the Financier and Bison.

(19)	Secured Party’s Debt means the Senior Debt and the Bison Debt.

(20)	Secured Property means any mortgaged property under the Security;

(21)	Securities Purchase Agreement means the Securities Purchase Agreement by and among some of the parties hereto and GFN U.S. Australasia Holdings, L.P.

(22)	Security means any of the Senior Securities, the Bison Securities and any security provided by a Security Provider to a Secured Party after the date of this deed.

(23)	Security Interest includes any mortgage, pledge, hypothecation, lien or charge or anything analogous to any of the foregoing or any security interest or arrangement of any kind (including without limitation, retention of title) of a creditor to have its claims satisfied prior to other creditors or from the proceeds of any asset.

(24)	Security Provider means GFNAH, GFNAF, RWAH, RWTA and RWHT

(25)	Senior Debt means all money which the RW Group is or at any time become actually or contingently liable to pay to or for the account of the Financier on any account whatsoever including, without limitation, under the Facilities, the Guarantee or the Securities.

(26)	Senior Secured Party means:
(a)	until the end of the Senior Subordination Period, the Financier; and
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(b)	thereafter Bison.
(27)	Senior Securities means the:
(a)	Fixed and floating charge dated 20 May 2005 granted by RWTA in favour of the Financier over all its assets and undertaking;

(b)	Fixed and floating charge dated 20 May 2005 granted by RWAH in favour of the Financier over all its assets and undertaking;

(c)	Fixed and floating charge dated on or about the date of this deed granted by GFNAH in favour of the Financier over all its assets and undertaking;

(d)	Fixed and floating charge dated on or about the date of this deed granted by GFNAF in favour of the Financier over all its assets and undertaking;

(e)	Fixed and floating charge dated 29 March 2007granted by RWHT in favour of the Financier over all its assets and undertaking;
(28)	Senior Subordination Period means the period from the date of this deed until the date that the Financier is satisfied that:
(a)	the Senior Debt has been irrevocably paid in full; and

(b)	no amounts remain contingently payable or may become payable under the Facilities, the Guarantee or the Securities ( including under an indemnity); and

(c)	the financier has cancelled every commitment to provide financial accommodation to the RW Group.
(29)	Subordination Period means:
(a)	the Senior Subordination Period; and

(b)	thereafter, the Bison Subordination Period.
1.2	Interpretation
(1)	Reference to:
(a)	one gender includes the others;

(b)	the singular includes the plural and the plural includes the singular;
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(c)	a person includes a body corporate;

(d)	a party includes the party’s executors, administrators, successors and permitted assigns;

(e)	a statute, regulation, code or other law or a provision of any of them includes:
(i)	any amendment or replacement of it; and

(ii)	another regulation or other statutory instrument made under it, or made under it as amended or replaced; and
(f)	dollars means Australian dollars unless otherwise stated.
(2)	“Including” and similar expressions are not words of limitation.

(3)	Where a word or expression is given a particular meaning, other parts of speech and grammatical forms of that word or expression have a corresponding meaning.

(4)	Headings and any table of contents or index are for convenience only and do not form part of this Agreement or affect its interpretation.

(5)	A provision of this Agreement must not be construed to the disadvantage of a party merely because that party was responsible for the preparation of the Agreement or the inclusion of the provision in the Agreement.

(6)	If an act must be done on a specified day which is not a Business Day, it must be done instead on the next Business Day.
1.3	Parties
(1)	If a party consists of more than 1 person, this Agreement binds each of them separately and any 2 or more of them jointly.

(2)	An obligation, representation or warranty in favour of more than 1 person is for the benefit of them separately and jointly.

(3)	A party which is a trustee is bound both personally and in its capacity as a trustee.
2.	Subordination

2.1	Subordination
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(1)	The Bison Debt is subordinated to the Senior Debt with the effect that the Bison Debt is not payable and is not to be repaid during the Senior Subordination Period.

(2)	The GFN Debt is subordinated to the Senior Debt and the Bison Debt with the effect that GFN Debt is not repayable and is not to be repaid during the Subordination Period.
2.2	Matters not affecting subordination

The subordination effected by this deed applies in accordance with the terms of this deed despite:
(1)	any Security Interest which the Financier may at any time hold as security for payment of any Senior Debt or any Security Interest which Bison may at any time hold as security for payment of any Bison Debt;

(2)	any action or inaction on the part of the Financier with respect to the Senior Debt or any action or inaction on the part of Bison with respect to the Bison Debt including, without limitation, any variation of the terms of the Senior Debt or the Bison Debt (as case may be), any extension of the time for payment of it or any comprise, waiver, election, discharge or release in respect of it; and

(3)	the occurrence of any event, or any other thing, which might otherwise limit or affect the subordination.
3.	Satisfaction of Subordinated Indebtedness

3.1	Terms of subordination of the Bison Debt

Bison, GFN and the RW Group agree with the Financier that, subject to the terms of this deed but despite any other agreement between Bison and RWTA, unless and until:
(1)	the expiry of the Senior Subordination Period; or

(2)	an order or resolution for the liquidation, receivership, reorganisation, composition or administration of RWTA is made or occurs the following shall apply:
(a)	no part of the Bison Debt shall be due or owing or capable of being declared due or owing;

(b)	the RW Group will not pay the whole or any part of the Bison Debt (other than as permitted under clause 3.5) or
Deed of Subordination       8

otherwise permit Bison to recover it, and Bison will not demand or commence proceedings for the repayment or recovery of any part of the Bison Debt;
(c)	Bison will not exercise any right of set-off against the RW Group or merge or combine any accounts of the RW Groups as to recover any of the Bison Debt t; and

(d)	Bison will not accelerate the repayment of the Bison Debt,
but upon the occurrence of an event referred to in Clause 3.1(2) the Bison Debt shall become immediately due and owing.
3.2	Terms of Subordination of the GFN Debt
The GFN Group and the RW Group agree with the Financier and Bison that, subject to the terms of this deed but despite any other agreement between the Financier or Bison, on the one hand, or the GFN Group or any of its direct and indirect subsidiaries (including the RW Group), on the other hand, unless and until:
(1)	the expiry of the Subordination Period; or

(2)	an order or resolution for the liquidation, receivership, reorganisation, composition or administration of RWTA is made or occurs the following shall apply:
(a)	no part of the GFN Debt shall be due or owing or capable of being declared due or owing;

(b)	the RW Group will not pay the whole or any part of the GFN Debt (other than as permitted under Clause 3.5) or otherwise permit the GFN Group to recover it, and the GFN Group will not demand or commence proceedings for the repayment or recovery of any part of the GFN Debt;

(c)	the GFN Group will not exercise any right of set-off against the RW Group or merge or combine any accounts of the RW Group as to recover any of the GFN Debt; and

(d)	the GFN Group will not accelerate the repayment of the GFN Debt,
Deed of Subordination       9

but upon the occurrence of an event referred to in Clause 3.1(2) the GFN Debt shall become immediately due and owing.

3.3	Undertaking and consent by Bison and GFN
(1)	Bison and the GFN Group undertake to the Financier that, following the occurrence of an event referred to in Clause 3.1(2):
(a)	upon request by the Financier, Bison and the GFN Group will immediately prove their claims in relation to the RW Group to the full amount of the Bison Debt and GFN Debt and will promptly send a copy of any notice of proof to the Financier; and

(b)	Bison and the GFN Group will not prove any claim in relation to the RW Group except at the request of the Financier.
(2)	The RW Group acknowledges and consent to the matters referred to in paragraph (1).
3.4	Undertaking and consent by GFN
(1)	The GFN Group undertakes to the Financier and Bison that, following the occurrence of an event referred to in Clause 3.1(2):
(a)	upon request by a Secured Party, the GFN Group will immediately prove its claims in relation to the RW Group to the full amount of the GFN Debt and will promptly send a copy of any notice of proof to the Secured Parties; and

(b)	the GFN Group will not prove any claim in relation to the RW Group except at the request of a Secured Party.
(2)	The RW Group acknowledges and consent to the matters referred to in paragraph (1).
3.5	Permitted payment
(1)	GFNAF may pay and Bison may receive interest that becomes due and payable to Bison in respect of Bison Debt (including interest that may have been postponed due to the subordination provisions hereof) and Permitted Management Fees provided that at the time of making such payment:
(a)	no Event of Default has occurred which remains unremedied or unwaived; and

(b)	no Event of Default would occur as a result of making that payment.
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(2)	GFNAF may pay and the GFN Group may receive Permitted Management Fees that become due and payable to the GFN Group if:
(a)	no Event of Default has occurred which has become remedied or waived; and

(b)	no further Event of Default would occur as a result of making that payment.
(3)	The RW Group may not pay any interest or make any principal repayments in relation to the GFN Debt to the GFN Group.

(4)	Nothing in this deed will prevent RWAH paying dividends to GFNAF, to enable GFNAF to make interest payments to Bison, that are permitted to be made under this deed.
4.	Priority of Securities

4.1	Priority of Senior Securities, Bison’s Securities and the GFN Securities
(1)	The Secured Parties agree that the Senior Securities have priority over the Bison’s Securities and the GFN Securities for the payment of the Senior Debt secured at any time under the Senior Securities.

(2)	Bison and the GFN Group agree that the Bison’s Securities have priority over the GFN Securities.
4.2	Further Securities

This deed, including in particular the order of priorities set out in Clause 4.1 shall apply to any other Security Interest in any Security now or in the future held by a Secured Party to the extent that such Security Interest affects any property which is subject to a Security held by the other Secured Party.

4.3	Cross-default

Notwithstanding anything contained in the Senior Securities or Bison’s Securities:
(1)	if the moneys secured by a Security become immediately due and payable, the moneys secured by each other Security shall, at the option of the Secured Party holding such other Security, become immediately due and payable; and
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(2)	if a Security, having operated as a floating charge in respect any asset, crystallises and operates as a fixed charge in respect of that asset, the other Securities, if they operate as a floating charge over that asset, shall automatically and immediately crystallise and operate as a fixed charge in respect of that asset.
5.	Consents and limitation of liability

5.1	Consent of each party

Each party consents to, and acknowledges, the order of priorities set out in this deed.

5.2	No action against a Security Provider
(1)	While any amounts are outstanding under the Senior Securities, if Bison has money owing to it in connection with Bison’s Securities, or if the GFN Group has money owing to it in connection with the GFN Securities, neither Bison nor the GFN Group may seek to recover that money by appointing a receiver, applying to have a receiver or an administrator appointed by any court or taking any proceedings for the appointment of a receiver by a court to any of the assets of the Security Providers or taking any proceedings for the appointment of an administrator to the Security Providers.

(2)	While any amounts are outstanding under the Bison’s Securities, if the GFN Group has money owing to it in connection with GFN Securities, the GFN Group may not seek to recover that money by appointing a receiver, applying to have a receiver or an administrator appointed by any court or taking any proceedings for the appointment of a receiver by a court to any of the assets of the Security Providers or taking any proceedings for the appointment of an administrator to the Security Providers.
5.3	Preservation of other rights

Nothing in this deed:
(3)	releases any Security Provider from its obligations under the Securities; or

(4)	affects a Security Provider’s liability or the Secured Parties’ rights (including the right to sue for any money a Security Provider owes under the Securities) or the Secured Party’s remedies, including without limitation, any rights or remedies arising:
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(a)	if a representation or warranty made by or on behalf of a Security Provider in connection with the Securities is found to be incorrect or misleading in relation to:
(i)	the existence, enforceability or priority of a Security or an Encumbrance which a Security purports to create; or

(ii)	the title to any asset which is subject to a Security (including the ownership of the relevant asset or the existence or non-existence of Encumbrances affecting the asset or its use); or

(iii)	the state of repair, or any matter or thing affecting the use or enjoyment of any asset which is the subject of a Security; or
(b)	under an undertaking in connection with the Securities is breached; or
(5)	prevents the Secured Parties from obtaining equitable relief in connection with the Securities other than an order requiring payment of money owed by a Security Provider in a manner other than as contemplated by this clause.
6.	Benefit of Priorities

The priorities set out in this deed are not affected by any act or omission by a Secured Party or any other person. For example, these priorities are not affected by:
(1)	any act or omission:
(a)	by which a Secured Party’s Debt is not yet payable; or

(b)	varying or releasing an Encumbrance (including a Security) or monetary obligation; or

(c)	involving a payment which may be received, or a credit which may be allowed, by a Secured Party from a Security Provider or any other person in respect of a Secured Party’s Debt; or

(d)	involving a fluctuation in the amount secured by a Security from time to time; or

(e)	involving a notice received by a Secured Party under a Security; or
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(f)	involving a notice received by a Secured Party of an Encumbrance; or

(g)	involving the order of execution or registration of a Security or anything in a Security; or

(h)	involving the order in which financial accommodation is provided or liabilities (whether actual or contingent) are incurred; or

(i)	involving any failure to enforce an Encumbrance (including a Security), chose in action or judgment.
7.	Continuation of Rights and Remedies

Except to the extent this deed expressly states otherwise, this deed does not affect:
(1)	the rights and remedies of a Secured Party in connection with the assets and undertaking of the Secured Provider; or

(2)	the Security Provider’s obligations in connection with a Secured Party’s Debt or any Security.
8.	Assignment and Transfer of Security

None of the Secured Parties may assign or otherwise deal with a Security unless:
(1)	the assignment or dealing occurs in connection with the enforcement of a Security; or

(2)	the person obtaining an interest in that Security has entered into a deed with the Security Provider and the Financier or Bison (as the case may be) in which it agrees to be bound by those provisions of this deed which relate to the Financier or Bison (as the case may be) who is dealing with that Security, and has delivered the deed to the Financier or Bison (as the case may be); and
(i)	in the case of the Financier only, the assignment is required for the purposes of, or otherwise permitted under, the Financier’s Transaction Documents; or

(ii)	In the case of Bison only, where the assignment is required for the purposes pf, or otherwise permitted under, the Securities Purchase Agreement.
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9.	Rights and obligations of the Secured Parties

9.1	Notice of default and enforcement

A Secured Party will notify the other Secured Party before it takes any action to enforce a Security (including appointment of a Receiver). (However, if a Secured Party reasonably considers that any delay in taking the action would adversely affect the value of either of the Senior Securities or Bison Securities (as the case may be) that Secured Party agrees to notify the other of the action taken as soon as reasonably practicable after taking the action). Failure to comply with this Clause will not affect the validity of any action to enforce a Security.

9.3	Distributions

The Secured Parties agree to co-operate with each other in the distribution of the proceeds of:
(1)	enforcement of each Security; or

(2)	the sale of, or dealing with the assets of the Security Providers, to ensure the distribution is in accordance with the priorities set out in this deed.

9.4	Marshalling

The Secured Parties need not resort to any Encumbrance held for the payment of amounts secured under a Security before it resorts to any other Encumbrance it holds for the payment of the same amounts.

9.5	Excess receipts — contingencies

If a Secured Party receives an amount as part of its entitlement under this deed on account of an amount which may become due for payment by that Secured Party to a third party and the rights of the third party to claim on the Secured Party ends without a claim for the full amount received having been made, then:
(1)	if the other Secured Party has priority for payment under this deed, the Secured Party agrees to pay to the other an amount equal to that amount (or such lesser amount as is required if the Secured Party’s priority is for an amount less than the amount which the Secured Party would otherwise be obliged to pay to the other); or

(2)	if the Secured Party has priority for payment under this deed, it agrees to apply in or towards payment of the amount for which it has priority under this deed, an amount equal to that amount (or such lesser amount as is required if the Secured Party’s priority is
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for an amount less than the amount which the Secured Party would otherwise be obliged to apply).
9.6	Release of Securities

If on the disposal of, or other dealing with, the Secured Property by the Financier or a controller appointed over that Secured Property, whether or not on enforcement of a Security, the proceeds are insufficient to pay to Bison the amounts secured by the Bison Securities then Bison agrees to give to the Financier:
(1)	a discharge of the Bison Securities; and

(2)	any other document required by the Financier to enable the Financier to provide clear title to the Secured Property to a purchaser.
Bison need not release any personal obligation of a Security Provider or any other person.

10.	Security Provider’s agreement and co-operation

Each Security Provider agrees:
(1)	to co-operate in the implementation of this deed; and

(2)	that if a Secured Party makes a payment to the other in accordance with this deed on the disposal of, or other dealing with, the Secured Property (whether or not on enforcement of a Security), then the Secured Party will be taken to have received the payment from the relevant Security Provider.
11.	Recovered moneys to be held on trust

11.1	Bison Recovery

If Bison receives or recovers any amount in respect of Bison’s Securities in contravention of the priorities set forth in Clause 4 of this deed (whether in the liquidation, provisional liquidation, reorganisation, composition or administration of the RW Group or otherwise) whilst any part of the Senior Debt remains unsatisfied, then Bison must:
(1)	immediately pay the whole of that amount to the Financier; and

(2)	(without limiting paragraph (a)) hold that amount on trust for the Financier pending payment to the Financier.
Nothing in this Clause shall limit Bison’s rights or remedies (including the right to sue for any money a Security Provider owes under the Securities)
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under the Bison Note, the Bison Guarantee or Bison’s Securities or to receive and apply any payments of principal, interest, penalties or fees in respect of the Bison Debt.

11.2	GFN Recovery

If the GFN Group receives or recovers any amount in violation of this deed (whether in the liquidation, provisional liquidation, reorganisation, composition or administration of the RW Group or otherwise) whilst any part of the Senior Debt or the Bison Debt remains unsatisfied, then the GFN Group must:
(1)	immediately pay the whole of that amount to the Senior Secured Party; and

(2)	(without limiting paragraph (1)) hold that amount on trust for the Senior Secured Party pending payment to the Senior Secured Party.
12.	Warranties and representations

12.1	Bison Warranties and representations

Bison each represents and warrants as to itself only in favour of the Financier that:
(1)	Bison does not hold any guarantee or Security Interest in respect of any Bison Debt other than the Bison Securities;

(2)	Bison is the sole legal and beneficial holder of the Bison Debt and it holds the Bison Debt free of Security Interests;

(3)	The Bison Debt is not itself subordinated to any other debt of the RW Group and no other debt of the RW Group is subordinated to the Bison Debt; and
12.2	GFN Warranties and representations

The GFN Group and the RW Group each represent and warrant in favour of the Financier and Bison that:
(1)	the GFN Group does not hold any guarantee or Security Interest in respect of any GFN Debt;

(2)	the GFN Group is the sole legal and beneficial holder of the GFN Debt and it holds the GFN Debt free of Security Interests;
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(3)	The GFN Debt is not itself subordinated to any other debt of the RW Group and no other debt of the RW Group is subordinated to the GFN Debt.
12.3	General

Bison, the GFN Group, GFNAH and GFNAF acknowledge and agree that the Financier will provide accommodation to RWTA under the Facilities in reliance on, amongst other things, the representations and warranties in Clause 12.1 and 12.2 and the GFN Group, GFNAH and GFNAF acknowledge that Bison will provide financial accommodation to GFNAH under the Bison Note in reliance on, amongst other things, the representations and warranties in Clause 12.2. Each representation and warranty is taken to be repeated on each day of the Subordination Period.

13.	UNDERTAKING

13.1	By Bison

Bison must, unless the Financier consents (which consent will not be unreasonably withheld or delayed):
(1)	not make any further advance to the RW Group;

(2)	not take or hold any Security Interest over any asset of the RW Group whether as security for the payment of any part of the Bison Debt or otherwise other than the Bison Securities and any future Securities to be provided by the RW Group pursuant to the Securities Purchase Agreement ;

(3)	not take the benefit of any guarantee in respect of the Bison Debt other than the Bison Guarantee and any future guarantee to be provided by GFN or its direct or indirect subsidiaries pursuant to the Securities Purchase Agreement;

(4)	not assign, transfer or dispose of its interest in the Bison Debt other than in accordance with clause 8 of this deed;

(5)	not exercise any voting power that it has as a shareholder in the RW Group to ensure the RW Group with the intent of defeating the obligations of Bison and the RW Group under this deed;

(6)	promptly advise the Financier of any default by the RW Group in connection with the Bison Debt; and

(7)	promptly give to the Financier copies of all documents in respect of the Bison Debt and any changes to those document.
Deed of Subordination     18

13.2	By the GFN Group

The GFN Group must, unless the Senior Secured Party consents:
(1)	not make any further advance to the RW Group which is secured by any Security Interest;

(2)	not take or hold any Security Interest over any asset of the RW Group whether as security for the payment of any part of the GFN Debt or otherwise;

(3)	not take the benefit of any guarantee in respect of the GFN Debt;

(4)	not assign, transfer or dispose of its interest in the GFN Debt;

(5)	exercise any voting power it has as a shareholder in the RW Group to ensure the RW Group complies with its obligations under this document;

(6)	promptly advise the Financier and Bison of any default by the RW Group in connection with the GFN Debt; and

(7)	promptly give to then Financier and Bison copies of all documents in respect of the GFN Debt and any changes to those deed.
13.3	By the RW Group

The RW Group must, unless the Senior Secured Party consents:
(1)	not grant any Security Interest over any of its assets whether as security for the payment of any part of the GFN Debt or Bison Debt or otherwise other than the Bison Securities;

(2)	not allow any guarantee to be granted in respect of the GFN Debt or Bison Debt;

(3)	not consent to the assignment, transfer or disposal of the GFN Debt or Bison Debt if requested to provide such consent;

(4)	promptly advise the Financier if it has been served with a notice or demand issued in respect of the GFN Debt or Bison Debt and provide a copy of that notice or demand to the Financier;

(5)	promptly give to the Financier copies of all documents in respect of the GFN Debt or Bison Debt and any changes to those document; and

(6)	not incur any Financial Indebtedness (other than Financial Indebtedness within the RW Group) without obtaining the Financier’s prior written consent.
Deed of Subordination     19

13.4	By the Financier

Without the consent of Bison, the Financier must not:
(1)	alter or amend the provisions of the Letter of Offer which amend clause 10 of the Financier’s General Conditions (Fourth Edition, 2003); or

(2)	consent to or authorise the grant or change of any Security Interest on the assets of any member of the RW Group other than to the Financier.
14.	EXPENSES, DUTIES AND TAXES

14.1	The RW Group must on demand reimburse the Financier and Bison for all costs and expenses of and relating to the preparation, execution and completion of, or the enforcement or attempted enforcement or preservation of any rights under, this deed.

14.2	The RW Group must pay all duties and taxes which may be payable in relation to the execution, delivery, performance, enforcement or attempted enforcement of this deed or any payment or receipt or other transaction contemplated by this deed.

14.3	The parties acknowledge and agree that notwithstanding any other provision of this deed, the RW Group must and is permitted to pay all closing fees and payments as set out in a memorandum entitled “Funds Flow Memorandum”, which is dated on or about the date of this deed.

15.	TERMINATION AND CONTINUATION OF RIGHTS

15.1	This deed will remain in effect until the expiry of the Subordination Period.

15.2	The subordination applies to the present and future balance of the Senior Debt, the GFN Debt and the Bison Debt and is not discharged by any payment in respect of those debts, the settlement of any account or anything else which would otherwise prejudice the subordination or would reduce or discharge liability of the GFN Group, Bison, or the RW Group under this deed.

16.	MISCELLANEOUS

16.1	This deed may only be varied or replaced by a written document duly executed by each of the parties.

16.2	A right in favour of the Financier under this document or the breach of an obligation by Bison under this document can only be waived by a written
Deed of Subordination     20

instrument signed by the Financier. The breach of an obligation of GFN or Bison under this document can only be waived by a written instrument signed by the Financier and Bison. No other act, omission or delay of the Financier or Bison will constitute a waiver.

16.3	This deed is governed by and shall be construed in accordance with the laws of New South Wales and the parties irrevocably and unconditionally submit to the nonexclusive jurisdiction of the courts of that State.

16.4	The GFN Group and the Bison must promptly execute all documents and do all things that the Financier reasonably requires from time to time to more effectively carry out the intention of this deed.

16.5	The Perpetuity Period for any trust under this deed is 80 years or the Subordinated Period, whichever is the shorter.

16.6	This deed may be executed in counterpart.

16.7	This deed will prevail if there is any inconsistency between this deed and:
(1)	the Financier’s Transaction Documents; or

(2)	Bison’s Transaction Documents,
Executed as a deed and delivered on the date shown on the first page.
Signed by Australia and New
Zealand Banking Group Limited by
its attorney in the presence of:

Signature of witness

Name of witness (BLOCK LETTERS)

Address of witness

Signature of Attorney
IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.
Deed of Subordination     21

General Finance Corporation
By

Name:

Title:

Bison Capital Australia, L.P.

By

Name:

Title:

GFN U.S. Australasia Holdings, Inc.

By

Name:

Title:

Deed of Subordination     22

Signed for and on behalf of GFN Australasia Holdings Pty Ltd ACN 121 226 793 by its attorney Robert Charles Barnes under power of attorney dated in the presence of:

Signature of witness

Name of witness (BLOCK LETTERS)

Address of witness

Signed for and on behalf of GFN Australasia Finance Pty Ltd ACN 121 227 790 by its attorney Robert Charles Barnes under power of attorney dated in the presence of:

Signature of witness

Name of witness (BLOCK LETTERS)

Address of witness

Signed for and on behalf of Royal Wolf Trading Australia Pty Limited ACN 069 244 417 by its attorney Robert Charles Barnes under power of attorney dated in the presence of:

Signature of witness

Name of witness (BLOCK LETTERS)

Address of witness

GFN Australasia Holdings Pty Ltd ACN 121 226 793 by its attorney

/s/ Robert Charles Barnes Robert Charles Barnes

GFN Australasia Finance Pty Ltd ACN 121 227 790 by its attorney

/s/ Robert Charles Barnes Robert Charles Barnes

Royal Wolf Trading Australia Pty Limited ACN 069 244 417 by its attorney

/s/ Robert Charles Barnes Robert Charles Barnes
Deed of Subordination     23

Signed for and on behalf of RWA Holdings Pty Limited ACN 106 913 964 by its attorney Robert Charles Barnes under power of attorney dated in the presence of:

Signature of witness

Name of witness (BLOCK LETTERS)

Address of witness

Signed for and on behalf of Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 by its attorney Robert Charles Barnes under power of attorney dated in the presence of:

Signature of witness

Name of witness (BLOCK LETTERS)

Address of witness

RWA Holdings Pty Limited ACN 106 913 964 by its attorney

/s/ Robert Charles Barnes Robert Charles Barnes

Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 by its attorney

/s/ Robert Charles Barnes Robert Charles Barnes
Deed of Subordination     24